                              KEYCO BOND FUND, INC.
                        27777 FRANKLIN ROAD - SUITE 1850
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 353-0790


November 17, 2000





To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 2000.

Net investment income for the year was $1,431,311 or $1.129 per share, down $10,340 from $1,441,651 or $1.138 per share last year. Most of this change was caused by a $9,150 decline in interest income as bonds purchased in recent years yielded less than the matured or called bonds which they replaced.

During the fiscal year, interest rates remained relatively stable. There was a modest increase of $62,482 or 0.02% in the fair market value of the portfolio. Longer bonds tended to increase in value and shorter and intermediate bonds tended to decrease in value.

During the year, 16 bonds were either called, sold or matured for total proceeds of $1,835,498. Near the beginning of the fiscal year when interest rates were rising, we took the opportunity to improve yields and extend maturities. As a result, the Fund realized a capital loss of $104,172. For tax purposes, the Fund has a capital loss carryover of $104,314.

Cash from these dispositions was reinvested in bonds maturing in sixteen to twenty-two years. Portfolio turnover was 7.2%, lower than in the previous two fiscal years.

The net asset value of the Fund was $20.45 per share on September 30, 2000, a decrease of $.02 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 2000 was 6% based on cost, and 5.8% based on market value, and the weighted average maturity was 9.1 years.

The Board of Directors, on October 24, 2000, declared quarterly dividends which total $1.12 per share for the year ending September 30, 2001. All shareholders will be sent quarterly dividend payments on November 1, 2000, February 1, 2001, May 1, 2001, August 1, 2001 and November 1, 2001.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Tuesday, December 12, 2000, at 11:00 a.m. for the purpose of electing Directors and ratifying the selection of PricewaterhouseCoopers LLP as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration remains at $1,000 each per meeting. In addition, the fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.


On behalf of the Board of Directors,



/s/ Joel D. Tauber
Joel D. Tauber
President


Enclosures

KEYCO BOND FUND, INC.
REPORT ON AUDIT OF FINANCIAL STATEMENTS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

KEYCO BOND FUND, INC.
CONTENTS

                                                                                                               PAGE(S)

REPORT OF INDEPENDENT ACCOUNTANTS.................................................................................1

FINANCIAL STATEMENTS
Statement of Assets and Liabilities ..............................................................................2

Statement of Operations...........................................................................................3

Statement of Changes in Net Assets................................................................................4

Notes to Financial Statements...................................................................................5-6


SUPPLEMENTAL SCHEDULES
Schedule of Portfolio Investments...............................................................................7-8

Financial Highlights..............................................................................................9

                      [PRICEWATERHOUSE COOPERS LETTERHEAD]



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities including the schedule of portfolio investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (thereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

October 20, 2000

KEYCO BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS

Investments in securities, at fair value (cost $24,715,248)                                            $25,663,698
Cash                                                                                                       194,063
Accrued interest receivable                                                                                504,505
                                                                                                   ----------------

      Total assets                                                                                      26,362,266
                                                                                                   ----------------

LIABILITIES

Payable for investment purchased                                                                           194,549
Dividends payable                                                                                          253,452
                                                                                                   ----------------

      Total liabilities                                                                                    448,001
                                                                                                   ----------------

Net assets applicable to outstanding capital shares,
 equivalent to $20.45 per share based on 1,267,258
 shares of capital stock outstanding                                                                   $25,914,265
                                                                                                   ================


The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

Interest income                                                                                            $ 1,487,005
Expenses
  Legal and accounting                                                                          37,293
  Custodial fee                                                                                 14,750
  Directors' fees                                                                                2,000
  Miscellaneous expense                                                                          1,651
                                                                                        ---------------
     Total expenses                                                                                             55,694
                                                                                                        ---------------
     Net investment income                                                                                   1,431,311

Realized loss on investments
  Proceeds from calls and sales                                                              1,835,498
  Cost of securities called or sold                                                          1,939,670
                                                                                        ---------------
     Realized loss on investments                                                                     (104,172)

Unrealized appreciation of investments
  Investments held, September 30, 2000
    At cost                                                                                 24,715,248
    At fair value                                                                           25,663,698
                                                                                        ---------------
    Unrealized appreciation, September 30, 2000                                                948,450
      Less unrealized appreciation, September 30, 1999                                         885,968
                                                                                        ---------------
    Unrealized appreciation of investments                                                                      62,482
                                                                                                        ---------------
    Net loss on investments                                                                                    (41,690)
                                                                                                        ---------------

  Increase in net assets resulting from operations                                                         $ 1,389,621
                                                                                                        ===============

The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                                        2000              1999

Net assets, beginning of year                                                        $25,943,973       $27,190,818
                                                                                 ----------------  ----------------

Changes in net assets from operations
    Net investment income                                                              1,431,311         1,441,651
    Net realized loss on investments                                                    (104,172)          (59,523)
    Changes in unrealized appreciation (depreciation) of investments                      62,482        (1,184,299)
                                                                                 ----------------  ----------------

      Net increase in net assets resulting from operations                             1,389,621           197,829

Changes in net assets from capital transactions
    Dividends declared from net investment income                                     (1,419,329)       (1,444,674)
                                                                                 ----------------  ----------------

      Net decrease in net assets                                                         (29,708)       (1,246,845)
                                                                                 ----------------  ----------------

      Net assets, end of year                                                        $25,914,265       $25,943,973
                                                                                 ================  ================


The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS


1.     SIGNIFICANT ACCOUNTING POLICIES

       Keyco Bond Fund, Inc. (the "Fund") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

       SECURITY VALUATION
       The Fund has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Fund's custodian, who utilizes a matrix pricing system. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

       FEDERAL INCOME TAXES
       It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS


  2.   NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES

       Details of net assets applicable to outstanding capital shares are as follows:

       Capital stock, $.02 par value; 3,000,000 shares authorized;
        1,267,258 shares issued and outstanding at September 30, 2000                                 $      25,345
       Additional paid-in capital                                                                           730,733
       Retained earnings prior to July 1, 1979                                                           24,093,500
       Accumulated undistributed net investment income                                                      279,932
       Accumulated undistributed net realized loss from
        securities transactions                                                                            (163,695)
       Net unrealized appreciation of investments, September 30, 2000                                       948,450
                                                                                                    ---------------

            Net assets, September 30, 2000                                                            $  25,914,265
                                                                                                    ===============


  3.   PURCHASES AND DISPOSITIONS OF SECURITIES

       The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $1,969,032 and $1,835,498, respectively.

  4.   PORTFOLIO MANAGER

       The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board, makes investment decisions internally.

  5.   RELATED PARTIES

       Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

                       LONG-TERM STATE AND                             PRINCIPAL                         FAIR
                      MUNICIPAL OBLIGATIONS                             AMOUNT           COST            VALUE

Bay City, Michigan, Electric Utility Revenue, 6.6%, January 2012        $  500,000      $  494,900      $  512,535
Capac, Michigan, Community School District, 6.25%, July 2003               100,000          96,920         102,394
Central Michigan University, 5.3%, October 2006                             70,000          66,345          71,492
Crosswell and Lexington, Michigan, Community Schools Building
   and Site, 6%, May 2016                                                  500,000         500,000         508,990
Dearborn, Michigan, Sewage Disposal System Revenue, 5.125%,
   April 2016                                                              110,000         101,748         107,187
Detroit, Michigan, FSA, Series A, 5%, April 2019                           640,000         601,811         585,760
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007                 520,000         516,001         531,315
Detroit, Michigan, City School District, 4.95%, May 2005                   200,000         186,398         201,050
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013               20,000          21,345          20,957
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013               80,000          85,381          82,095
Detroit, Michigan, Sewage Disposal, Series B, 5.25%, July 2015             500,000         484,270         493,395
East Detroit, Michigan, School District, 4.9%, May 2016                    500,000         494,290         465,375
Grand Rapids, Michigan, Sanitary Sewer System, 6%, January 2012            500,000         500,000         519,160
Jackson County, Michigan, 5%, April 2006                                   300,000         277,173         304,029
Lansing, Michigan, School District, 6.8%, May 2004                         460,000         512,067         493,106
Lincoln, Michigan, Consolidated School District, 5%, May 2018              170,000         170,000         159,941
Madison, Michigan, District Public Schools, 5.125%, May 2018               750,000         711,555         711,233
Michigan Municipal Bond Authority Revenue, Local Government
   Wayne County, PJ-GRP 1213, 7.4%, December 2002                        1,075,000       1,065,497       1,138,737
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
   6.5%, October 2010                                                      550,000         599,769         597,421
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
   6.55%, October 2013                                                     100,000         109,445         105,812
Michigan Municipal Bond Authority Revenue, Local Government
   Loan Program, 6%, December 2013                                         130,000         134,940         135,665
Michigan Municipal Bond Authority Revenue, Local Government
   Loan Program, 5.375%, November 2017                                     150,000         154,161         146,957
Michigan Public Power Agency Revenue, Belle River, 5.25%,
   January 2018                                                            425,000         410,418         412,297
Michigan State Building Authority Revenue, 5.125%, October 2008            100,000          91,772         101,120
Michigan State Building Authority Revenue, Series I, 5.875%,
   October 2008                                                            400,000         428,888         417,988
Michigan State Building Revenue, Series I, 5.3%, October 2012              500,000         418,505         502,395
Michigan State Building Authority Revenue, Series I, 5%, October 2014       40,000          40,000          40,000
Michigan State Housing Development Authority, Rental Housing
   Revenue, 5.375%, April 2004                                              70,000          71,537          71,647
Michigan State Housing Development Authority, Rental Housing
   Revenue, 5.6%, April 2006                                               500,000         489,640         517,055
Michigan State University Revenue, 6.125%, August 2010                   1,200,000       1,190,892       1,246,584
Michigan State Trunk Line, Series A, 5.75%, October 2012                   190,000         188,991         194,615
Michigan State Trunk Line, Series A, 5.75%, October 2012                    60,000          59,682          60,997
Michigan State House of Representatives Certificates of Participation,
   5%, August 2020                                                         460,000         406,525         422,988
Pinckney, Michigan, Community Schools, Livingston and Washtenaw
   Counties, 5.5%, May 2004                                                300,000         268,500         306,189
Plymouth-Canton, Michigan, Community School District  5.5%, May 2013       100,000         104,191         101,607
Portage, Michigan, Public Schools, 5.7%, May 2012                          230,000         227,619         239,681
Saginaw Valley State University General Revenue, Michigan, 5.25%,
   July 2019                                                               610,000         569,478         587,339

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS

                       LONG-TERM STATE AND                             PRINCIPAL                          FAIR
                      MUNICIPAL OBLIGATIONS                              AMOUNT           COST           VALUE

South Lyon, Michigan, Community Schools,  6.25%, May 2014                $  55,000       $  58,592       $  56,192
Standish-Sterling, Michigan, Community Schools, 5.1%, May 2018             150,000         136,501         141,030
Sturgis, Michigan, Government Hospital, 6.55%, October 2000                325,000         308,750         325,000
Sturgis, Michigan, Government Hospital, 6.6%, October 2001                 250,000         237,500         252,670
University of Michigan, Hospital Revenue, 7%, December 2021                 75,000          78,366          76,820
Wayland, Michigan, Unified School District, 5.125%, May 2017             1,025,000         976,231         979,182
Wayne County, Michigan, Airport Revenue, Series B, 5.25%,
   December 2015                                                           135,000         136,832         131,547
West Bloomfield, Michigan, School District, 5%, May 2006                   100,000          92,357         101,504
Wyandotte, Michigan, Downtown Development, 6.25%,
   December 2008                                                           750,000         727,440         821,153
Alaska State Housing Finance Corporation, 6.1%, June 2007                  110,000         110,000         115,953
Alaska State Housing Finance Corporation, 6.2%, June 2008                  210,000         210,000         221,483
District of Columbia, MBIA, Series B, 6.3%, June 2007                      250,000         263,923         262,083
Gainesville, Florida, Utilities System Revenue, 6.5%, October 2014         750,000         724,900         755,175
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008         290,000         258,381         293,787
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009         700,000         622,804         709,002
Maryland State Health and Higher Educational Facilities Authority
   Revenue Johns Hopkins Hospital Redevelopment Issue,
   6.625%, July 2008                                                       400,000         400,000         425,980
Mercer County, New Jersey, Improvement Authority Revenue,
   State Justice Complex, 6.4%, January 2018                               500,000         463,270         550,865
Akron, New York, Central School District, 5.9%, June 2014                  100,000         108,776         103,725
Metropolitan Transportation Authority, New York, Commuter
   Facilities Revenue, 5.25%, July 2017                                    310,000         299,541         298,276
Monroe County, New York, Water Improvement, 5.5%, December 2008            610,000         589,034         625,000
New York, New York, City Municipal Assistance Corporation, 6%,
   July 2008                                                               750,000         755,625         759,037
New York, New York, City Municipal Water Finance Authority,
   Water-Sewer System Revenue, 6.75%, June 2016                            200,000         206,384         205,248
New York, New York, City Municipal Water Finance Authority,
   Water-Sewer System Revenue, 6.75%, June 2016                            200,000         206,384         203,880
New York, New York, City Municipal Water Finance Authority,
   Water and Sewer System Revenue, 5.125%, June 2022                       205,000         194,549         194,549
New York State Refunding, 6.1%, November 2008                              500,000         500,000         520,785
Erie County, Hospital Authority PA Revenue, Erie County Geriatric
   Center, U. S. Treasury, 6.25%, July 2011                                855,000         849,494         884,686
Puerto Rico Commonwealth Highway and Transportation Authority
   Highway Revenue, 6.25%, July 2012                                       500,000         544,085         549,860
Puerto Rico Industrial, Tourist, Educational, Medical and
   Environmental Control Facilities Financing Authority, 1998
 Series A, 5.375%, October 2013                                            435,000         454,144         439,863
Puerto Rico Public Finance Corporation Commonwealth
   Appropriation, 5.375%, June 2017                                        565,000         560,231         557,310
Met. Government Nashville and Davidson County, Tennessee,
   Health and Educational Facilities Board Revenue, Meharry
   Medical College-HEW, collateralized, 7.875%, December 2004              140,000         137,059         149,342
Austin, Texas, Utility System Revenue, 6%, April 2006                      500,000         474,565         532,705
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006            200,000         178,876         202,898
                                                                      -------------   -------------   -------------

      Total investments                                               $ 25,255,000    $ 24,715,248    $ 25,663,698
                                                                      =============   =============   =============

KEYCO BOND FUND, INC.
FINANCIAL HIGHLIGHTS


Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        YEARS ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------
                                                          2000        1999        1998        1997         1996

Per share operating performance
Net asset value, beginning of period                    $   20.47   $   21.46   $   21.40   $   21.14    $  21.18
Net investment income                                        1.13        1.13        1.18        1.22        1.24
Net realized and unrealized gain (loss) on investments      (0.03)      (0.98)       0.21        0.28       (0.02)
                                                        ----------  ----------  ----------  ----------   ---------
      Total from investment operations                       1.10        0.15        1.39        1.50        1.22
                                                        ----------  ----------  ----------  ----------   ---------
Less distributions from
    Net investment income                                   (1.12)      (1.14)      (1.21)      (1.23)      (1.24)
    Net realized gain on investments                            -           -       (0.12)      (0.01)      (0.02)
                                                        ----------  ----------  ----------  ----------   ---------
      Total distributions                                   (1.12)      (1.14)      (1.33)      (1.24)      (1.26)
                                                        ----------  ----------  ----------  ----------   ---------

Net asset value, end of period                          $   20.45   $   20.47   $   21.46   $   21.40    $  21.14
                                                        ==========  ==========  ==========  ==========   =========

TOTAL  RETURN PER SHARE NET ASSET VALUE (A)                   5.4%        0.7%        6.5%        7.1%        5.8%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                     $  25,914   $  25,944   $  27,191   $  27,123    $ 26,796
Ratio of net investment income to average net assets          5.5%        5.4%        5.5%        5.8%        5.8%
Ratio of expenses to average net assets                       0.2%        0.2%        0.2%        0.2%        0.2%
Portfolio turnover rate                                       7.2%       21.6%       13.8%        3.5%        9.2%

(a) Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund.